UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2012

Red Lion Hotels Corporation

(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

201 W. North River Drive Suite 100 Spokane, Washington		99201

(Address of Principal Executive Offices)		(Zip Code)

(509) 459-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On February 28, 2012, the registrant issued a press release setting forth its results for the fourth quarter of 2011 and the year ended December 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished pursuant to Item 2.02 hereof:

Exhibit No.	Exhibit

99.1	Press release dated February 28, 2012 reporting results for the fourth quarter and year ended December 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION
(Registrant)

/s/ Julie Shiflett
Chief Financial Officer
(Signature)

February 28, 2012
(Date)

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated February 28, 2012 reporting results for the fourth quarter and year ended December 31, 2011